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                                                            Exhibit 10.2

                    THE RESTRICTED STOCK PLAN

                               OF

                        WORLD COLOR PRESS

     World Color Press, Inc., a Delaware corporation, has adopted
The Restricted Stock Plan of World Color Press (the "Plan"), effective May 28, 1998, for the benefit of its eligible employees.

     The purposes of the Plan are as follows:

     (1)  To provide an additional incentive for key Employees
(as such term is defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock.

     (2) To enable the Company to obtain and retain the services of key Employees considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company.

                           ARTICLE I.
                           DEFINITIONS

     1.1. GENERAL. Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

     1.2. AWARD. "Award" shall mean an award of Restricted Stock granted under the Plan.

     1.3. AWARD AGREEMENT. "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Committee shall determine, consistent with the Plan.

     1.4. AWARD LIMIT.  "Award Limit" shall mean 40,000 shares of
Common Stock, as adjusted pursuant to Section 6.3 of the Plan.

     1.5. BOARD. "Board" shall mean the Board of Directors of the Company.

     1.6. CHANGE IN CONTROL. A "Change in Control" shall be deemed to have taken place if (i) any person, corporation, or other entity or group, including any "group" as defined in
Section 13(d)(3) of the Securities Exchange Act of 1934, other than any employee benefit plan then maintained by the Company, becomes the beneficial owner of shares of the Company having 30 percent or more of the total number of votes that may be cast for the election of Directors of the Company; (ii) as the result of, or in connection with, any contested election for the Board of Directors of the Company, or any tender of exchange offer, merger or other business combination or sale of assets, or any combination of the foregoing (a "Transaction"), the persons who were Directors of the Company before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets, or (iii) at any time (a) the Company shall consolidate with, or merge with, any other Person and the

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Company shall not be the continuing or
surviving corporation, (b) any Person shall consolidate with, or merge with the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding Company stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (c) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a subsidiary of any other Person, or (d) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its subsidiaries (taken as a whole) to any Person or Persons. For purposes hereof, "PERSON" shall have the meaning ascribed to such term in Section 3(a)(9) of the Securities Exchange Act of 1934 and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

     1.7. CODE.  "Code" shall mean the Internal Revenue Code of
1986, as amended.

     1.8. COMMITTEE.  "Committee" shall mean the Compensation
Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 5.1, unless the Board has assumed the authority for administration of the Plan generally as provided in Section 5.2.

     1.9. COMMON STOCK. "Common Stock" shall mean the common stock of the Company, par value $0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

     1.10.     COMPANY.  "Company" shall mean World Color Press,
Inc., a Delaware corporation.

     1.11. CORPORATE TRANSACTION. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

          (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon the Plan and all Awards are assumed by the successor entity;

          (ii) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a), above; or

          (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

     1.12. DIRECTOR. "Director" shall mean a member of the Board.

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     1.13.     EMPLOYEE.  "Employee" shall mean any officer or
other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.14.     EXCHANGE ACT.  "Exchange Act" shall mean the
Securities Exchange Act of 1934, as amended.

     1.15. FAIR MARKET VALUE. "Fair Market Value" of a share of Common Stock as of a given date shall be (i) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (ii) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (iii) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

     1.16. HOLDER. "Holder" shall mean a person who has been granted an Award.

     1.17. INDEPENDENT DIRECTOR. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

     1.18. PERMITTED TRANSFEREE. "Permitted Transferee" shall mean (i) one or more of the following family members of a
Holder: spouse, former spouse, child, whether natural or adopted, any other lineal descendant of the Holder, (ii) a trust, partnership or other entity established and existing for the sole benefit of, or under the sole control of, one or more of the above family members of the Holder, and (iii) any other transferee specifically approved by the Committee after taking into account any state or federal tax or securities laws applicable to Awards.

     1.19. PLAN. "Plan" shall mean The Restricted Stock Plan of World Color Press, Inc.

     1.20. QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee
Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.21.     RESTRICTED STOCK.  "Restricted Stock" shall mean
Common Stock awarded under Article IV of the Plan.

     1.22. RESTRICTED STOCKHOLDER. "Restricted Stockholder" shall mean an Employee granted an award of Restricted Stock under
Article VII of the Plan.

     1.23.     RULE 16B-3.  "Rule 16b-3" shall mean that certain
Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time,

     1.24.     SECURITIES ACT.  "Securities Act" shall mean the
Securities Act of 1933, as amended.

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     1.25.     SUBSIDIARY.  "Subsidiary" shall mean any
corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.26. TERMINATION OF EMPLOYMENT. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (i) a termination where there is a simultaneous reemployment or continuing employment of the Holder by the Company or any Subsidiary, (ii) at the discretion of the Committee, a termination which results in a temporary short-term severance of the employee-employer relationship, and (iii) at the discretion of the Committee, a termination which is followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, acting in good faith, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment.

                           ARTICLE II.
                     SHARES SUBJECT TO PLAN

     2.1. SHARES SUBJECT TO PLAN.

     (a) The shares of stock subject to Awards shall be Common Stock. The aggregate number of such shares which may be issued upon any such Awards under the Plan shall not exceed one hundred and fifteen thousand (115,000). The shares of Common Stock issuable upon Awards may be either previously authorized but unissued shares or treasury shares.

     (b) The maximum number of shares which may be subject to Awards, granted under the Plan to any individual in any calendar year shall not exceed the Award Limit.

     2.2. ADD-BACK OF COMMON STOCK. Any shares subject to Awards which are adjusted pursuant to Section 6.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company, in payment of the tax withholding thereon may again be awarded hereunder, subject to the limitations of Section 2.1. If any share of Restricted Stock is forfeited by the Holder, such share may again be awarded hereunder, subject to the limitations of
Section 2.1.

                          ARTICLE III.
                       GRANTING OF AWARDS

     3.1. AWARD AGREEMENT. Each Award shall be evidenced by an Award Agreement in a form and containing provisions to be established from time to time by the Committee.

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     3.2. CONSIDERATION.  In consideration of the granting of an
Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Committee following grant of the Award) after the Award is granted. This Section 3.2 shall not apply after a Change in Control.

     3.3. AT-WILL EMPLOYMENT. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                           ARTICLE IV.
                    AWARD OF RESTRICTED STOCK

     4.1. ELIGIBILITY.  Subject to the Award Limit, Restricted
Stock may be awarded to any Employee who the Committee determines is a key Employee.

     4.2. AWARD OF RESTRICTED STOCK.

     (a) The Committee may from time to time, in its sole discretion:

          (i) Determine which Employees are key Employees and select from among the key Employees (including Employees who have previously received other Awards under the Plan) such of them as in its opinion should be granted Restricted Stock; and

          (ii) Determine the purchase price, if any, and the other terms and conditions applicable to such Restricted
     Stock, consistent with the Plan.

          (iii) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; PROVIDED, HOWEVER, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

          (iv) Upon the selection of a key Employee to be granted Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     4.3. RIGHTS AS STOCKHOLDERS. Subject to Section 4.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 4.5, the Restricted Stockholder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; PROVIDED, HOWEVER, that in the due discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 4.4.

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     4.4. RESTRICTION.  All shares of Restricted Stock issued
under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company; PROVIDED, HOWEVER, that, upon a Change in Control at a time when the Holder is still an Employee, all restrictions shall lapse and such Common Stock shall become freely transferable. Except as provided above, the minimum period of restriction shall be three
(3) years, which period of restriction would permit the removal of restrictions on no more than one-third (1/3) of the Restricted Stock at the end of the first year following the grant date, and the removal of the restrictions on an additional one-third (1/3) at the end of each subsequent year. Except as provided above, no restrictions may be removed from Restricted Stock during the first year following the grant date. The foregoing limitations notwithstanding, the Committee in its sole discretion may reduce or remove the restrictions with respect to Restricted Stock upon assumption of, or in substitution for, restricted stock of a company with which the Company participates in an acquisition, separation, or similar corporate transaction. Unvested Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. Except as provided above, a Restricted Stockholder's rights in unvested Restricted Stock shall lapse and his unvested Restricted Stock shall be forfeited back to the Company immediately upon his Termination of Employment with the Company; PROVIDED, HOWEVER, that if the Restricted Stockholder paid any consideration for the Restricted Stock upon its issuance, then the Company shall reimburse him for the same upon said Termination of Employment.

     4.5. ESCROW. With respect to each share of unvested Restricted Stock, the Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of the certificate representing such share until the restrictions imposed under the Award Agreement with respect to such share expire or shall have been removed, whereupon the certificate representing such share shall be delivered to the Holder; PROVIDED; HOWEVER, that if other shares of still unvested Restricted Stock are also represented by the same stock certificate, then such certificate shall be retired and new certificates representing the vested and unvested portions of the Award shall be issued in place of the existing certificate. The certificate representing the vested Common Stock shall be delivered to the Holder and the certificate representing the shares of still unvested Restricted Stock shall be retained by the escrow holder.

     4.6. LEGEND. In order to enforce the restrictions imposed upon shares of unvested Restricted Stock granted hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

     4.7. SECTION 83(B) ELECTION. If a Restricted Stockholder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Restricted Stockholder would otherwise be taxable under Section 83(a) of the Code, the Restricted Stockholder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

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                           ARTICLE V.
                         ADMINISTRATION

     5.1. COMMITTEE. The Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is a "non-employee director" as defined by Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     5.2. DUTIES AND POWERS OF COMMITTEE. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the agreements pursuant to which Awards are granted or awarded, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant or award under the Plan need not be the same with respect to each Holder. The Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. At all times the Committee shall be required to act reasonably and in good faith.

     5.3. MAJORITY RULE; UNANIMOUS WRITTEN CONSENT.  The
Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     5.4. COMPENSATION: PROFESSIONAL ASSISTANCE; GOOD FAITH ACTIONS. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                           ARTICLE VI.
                    MISCELLANEOUS PROVISIONS

     6.1. NOT TRANSFERABLE.

     (a) No share of Restricted Stock awarded under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a QDRO, unless and until such share has been issued and all restrictions applicable to such share has lapsed. No Restricted Stock or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation,

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pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     (b)  Notwithstanding the foregoing provisions of this
Section 6.1, the Committee, in its sole discretion, may determine to permit a Holder to transfer an Award to a Permitted Transferee, subject to the following terms and conditions: (a) An Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (b) Any Award which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); (c) The Holder and the Permitted Transferee shall execute any and all documents requested by the Committee, including, without limitation documents to (i) confirm the status of the transferee as a Permitted Transferee, (ii) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (iii) evidence the transfer.

     6.2. AMENDMENT. SUSPENSION OR TERMINATION OF THE PLAN. Except as otherwise provided in this Section 6.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan.

     6.3. Changes in Common Stock or Assets of the Company,
          Acquisition or LIQUIDATION OF THE COMPANY, CHANGE IN
          CONTROL AND OTHER CORPORATE EVENTS.

     (a) Subject to the Change in Control provisions of Section 4.4, in the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's opinion, affects the Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Committee shall, in such manner as it may deem equitable, adjust any or all of

          (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit), and

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          (ii) the number and kind of shares of Common Stock (or
     other securities or property) subject to outstanding Awards.

     (b) Subject to the Change in Control provisions of Section 4.4, in the event of any Corporate Transaction or other transaction or event described in Section 6.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

          (i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the realization of the Holder's rights had such Award been currently fully vested or the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

          (ii) To provide that the Award cannot vest after such event;

          (iii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

          (iv) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and/or in the terms and conditions of, and the criteria included in, outstanding Awards and Awards which may be granted in the future.

          (v) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock may be terminated, and some or all shares of such Restricted Stock may cease to be subject to forfeiture under Section 4.4 after such event.

     (c) The Committee may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

     (d) No adjustment or action hereunder shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee determines that the Award is not to comply with such exemptive conditions. The number of shares or Common Stock subject to any Award shall always be rounded to the next whole number.

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     6.4. TAX WITHHOLDING.  The Company shall be entitled to
require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or payment of any Award. The Committee may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

     6.5. FORFEITURE PROVISIONS. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Committee shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3) to provide, in the terms of Awards made under the Plan, that (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (a) a Termination of Employment occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (b) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable) or the Holder incurs a Termination of Employment for cause, as determined by the Committee.

     6.6. LIMITATIONS APPLICABLE TO SECTION 16 PERSONS. Except as may be provided by the Committee, the Plan, and any Award granted to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     6.7. EFFECT OF PLAN UPON OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, Directors or consultants of the Company or any Subsidiary or (ii) to grant or assume other awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant of Common Stock in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     6.8. COMPLIANCE WITH LAWS. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to

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
such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     6.9. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     6.10. GOVERNING LAW. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                              * * *

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of World Color Press, Inc. as of  May 28,
1998

     Executed on this 29th day of May, 1998.



                                /s/ Jennifer Adams
                                --------------------------------
                                               Secretary

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